DEFERRED FINANCING COSTS	12 Months Ended
Dec. 31, 2022
Deferred Financing Costs
DEFERRED FINANCING COSTS

8. DEFERRED FINANCING COSTS

The Company complies with the requirement of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering”. Deferred offering costs consist of underwriting, legal and other expenses incurred through the balance sheet date that are directly related to the intended IPO. Deferred offering costs will be charged to shareholders’ equity upon the completion of the IPO. Should the IPO prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operations. As of December 31, 2021, the Company capitalized $1,321 thousand of deferred offering costs. Such costs has been offset against the offering proceeds at the closing of the IPO in 2022.